Exhibit 10.25

Exclusive Option Agreement

This Exclusive Option Agreement (hereinafter referred to as “this Agreement”) was signed by the following parties on September 27, 2019 in Beijing, the People’s Republic of China (hereinafter referred to as “PRC” or “China”).

Party A:

[Beijing Dake Information Technology Co., Ltd.] (北京大氪信息科技有限公司), a limited liability company established and existing under the laws of China, with its address at the 6th floor (06) 601-1, Building 1, No. 10, Chaoyang Park South Road, Chaoyang District, Beijing.

Party B:

1.                                      [Tianjin Zhanggongzi Technology Partnership (L.P.)] (天津张公子科技合伙企业（有限合伙）), a limited partnership established and existing under the laws of China, with its address at 1102-072, 11th Floor, Block G1, TEDA Modern Service District, Second Avenue, Tianjin Economic-Technological Development Area;

2.                                      [Shenzhen Guohong No.2 Enterprise Management Partnership (L.P.)] (深圳国宏贰号企业管理合伙企业（有限合伙）), a limited partnership established and existing under the laws of China, with its address at 18D, Tairan Jinsong Building, Tairan Avenue East, Shatou Street, Futian District, Shenzhen;

3.                                      [Ningbo Meishan Baoshui Gangqu Tianhong Lvyan Investment Management Partnership (L.P.)] (宁波梅山保税港区天弘绿珩投资管理合伙企业（有限合伙）), a limited partnership established and existing under the laws of China, with its address at Room 1284, Office Building 18, Business Center, Meishan Avenue, Beilun District, Ningbo, Zhejiang;

(The above are collectively referred to as “Party B”)

Party C:

[Beijing Duoke Information Technology Co. Ltd.] (北京多氪信息科技有限公司), a limited liability company established and existing under the laws of China, with its address at No. 3003, 3rd Floor, No. 39 West Street, Haidian District, Beijing.

In this Agreement, Party A, Party B and Party C are hereinafter individually referred to as a “Party” and are collectively referred to as the “Parties”.

Whereas:

1.                                      On the signing date of this Agreement, Party C has passed the capital reduction resolution to reduce the capital of Party C’s shareholders accordingly. After the capital reduction is completed, Party C’s nominal shareholders will be changed to Party B’s main entities (hereinafter referred to as “Capital Reduction Arrangements”). Party B holds 100% of the equity interest of Party C in total, which represent RMB 3,216,663 of the registered capital of Party C for the time being;

2.                                      Party B agrees to grant Party A an exclusive option through this Agreement, and Party A agrees to accept such exclusive option for the purpose of purchasing all or part of equity interest of Party C held by Party B.

Now, therefore, the Parties upon negotiation have agreed as follows:

1.                                      Sale and Purchase of Equity Interest and Assets

1.1                               Granting of Rights

Party B hereby exclusively, irrevocably and unconditionally grants Party A an irrevocable and exclusive right to purchase or designate one or more persons (each, a “Designee”) to purchase the equity interests in Party C then held by Party B or assets from Party C, at once or in multiple times and at any time, in part or in whole, at Party A’s sole and absolute discretion to the extent permitted by the laws of China, according to the steps determined by Party A, and at the price described in Section 1.3 herein (such right being the “Equity Interest/Assets Purchase Option”). Except for Party A and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests held by Party B or assets of Party C. Party C hereby agrees to the grant by Party B of the Equity Interest Purchase Option to Party A. The term “person” as used herein shall refer to an individual person, corporation, joint venture, partnership, enterprise, trust or a non-corporate organization.

1.2                               Exercise Steps

Subject to the provisions of the laws and regulations of China, Party A may exercise the Equity Interest/Assets Purchase Option by issuing a written notice to Party B (the “Equity Interest/Assets Purchase Option Notice”), specifying: (a) Party A’s or the Designee’s decision to exercise the Equity Interest/Assets Purchase Option, and the name of the Designee(s) if any; (b) the portion of equity interest to be purchased by Party A or the Designee(s) from Party B (the “Optioned Interest”) and/or the assets to be purchased by Party A or the Designee(s) from Party C (the “Optioned Assets”); and (c) the date of purchase or date of transfer of the Optioned Interest/Assets.

1.3                               Equity Interest/Assets Purchase Price

Upon exercise of the Equity Interest/Assets Purchase Option by Party A, the purchase price for the purchase by Party A of all Optioned Interest held by Party B and/or the purchase of all or part of the assets of Party C shall be the lowest price as permitted by the laws; if Party A exercises the Equity Interest Purchase Option to purchase part of the Optioned Interest held by Party B in Party C, then the purchase price shall be calculated on a pro-rata basis. If appraisal is required by the laws or relevant competent authorities of China at the time when Party A exercises the option to purchase part of the Optioned Interest in Party C from Party B, the Parties shall negotiate in good faith and based on the appraisal result make necessary adjustment to the Equity Interest Purchase Price so that it complies with any then applicable laws of China (collectively, the “Equity Interest Purchase Price”). Party B shall donate the balance of the Equity Interest Purchase Price received from Party A, after deducting/withholding the relevant taxes (if any) pursuant to the applicable laws of China, to Party A or the Designee(s) of Party A for free within ten (10) days after Party B receives the payment of Equity Interest Purchase Price and pays/withholds the relevant taxes (if any).

1.4                               Transfer of Optioned Interests/Assets

For each exercise of the Equity Interest/Assets Purchase Option by Party A:

1.4.1                     Party B shall instruct Party C to convene a shareholders’ meeting in a timely manner, at which a resolution shall be adopted approving Party B’s transfer of the Optioned Interest to Party A and/or the Designee(s) and/or Party C’s transfer of the Optioned Assets to Party A and/or the Designee(s);

1.4.2                     Party B shall obtain written statements from the other shareholders of Party C giving consent to the transfer of the Optioned Interest to Party A and/or the Designee(s) and waiving any right of first refusal related thereto;

1.4.3                     Within thirty (30) days after receipt of the Equity Interest/Assets Purchase Option Notice by Party B/C from Party A and/or any Designee(s) (whichever is applicable), Party B and Party A and/or such Designee(s) (whichever is applicable) shall complete all procedures for the acquisition of such Optioned Interest by Party A and/or such Designee(s) (whichever is applicable) and for Party A and/or such Designee(s) (whichever is applicable) becoming shareholder(s) of Party C, including without limitation signing of an equity interest transfer contract and any other necessary documents or agreements, adoption of any necessary resolutions, issuance of all necessary documents by Party C and performance of all relevant procedures;

1.4.4                     The relevant Parties shall sign all other necessary contracts, agreements or documents, obtain all necessary government approvals and consents and take all necessary actions to transfer valid ownership of the Optioned Interest to Party A and/or the Designee(s), unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Optioned Interest. For the purpose of this Section and this Agreement, “security interests” shall include securities, mortgages, third party’s rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but for the sake of clarity, shall be deemed to exclude any security interest created by this Agreement, Party B’s Equity Interest Pledge Agreement and Party B’s Power of Attorney. “Party B’s Equity Interest Pledge Agreement” as used in this Agreement shall refer to the Equity Interest Pledge Agreement executed by and among Party A, Party B and Party C on the date hereof and any modification, amendment and restatement thereto; “Party B’s Power of Attorney” as used in this Agreement shall refer to the Power of Attorney signed by Party B on the date hereof granting Party A with power of attorney and any modification, amendment and restatement thereto.

2.                                      Covenants

2.1                               Covenants Relating to Party C

Party B (as shareholders of Party C) and Party C hereby covenant:

2.1.1                     Without the prior written consent of Party A, Party C shall not in any manner supplement, change or amend the articles of association of Party C, increase or decrease its registered capital, or change its structure of registered capital in other manners;

2.1.2                     Party C shall maintain its corporate existence in accordance with good financial and business standards and practices, obtain and maintain all necessary government licenses and permits for business operation, and operate its business and handle its affairs prudently and effectively;

2.1.3                     Without the prior written consent of Party A, Party C shall not at any time following the date hereof, sell, transfer, mortgage or dispose of in any manner the legal or beneficial interest in any material assets, business or revenues of Party C of more than RMB 500,000, or allow the encumbrance thereon of any security interest;

2.1.4                     Without the prior written consent of Party A, Party C shall not incur, inherit, guarantee or permit the existence of any debt, except for payables incurred in the ordinary course of business other than through loans;

2.1.5                     Party C shall always operate all of its businesses in the ordinary course of business to maintain the asset value of Party C and refrain from any action/omission that may adversely affect Party C’s operating status and asset value;

2.1.6                     Without the prior written consent of Party A, Party C shall not be allowed to sign any material contract, except the contracts in the ordinary course of business (for the purpose of this section, a contract with an aggregate value exceeding RMB 500,000 shall be deemed a material contract);

2.1.7                     Without the prior written consent of Party A, Party C shall not provide any person with any loan or credit, or provide securities or guarantee for the indebtedness of any third party;

2.1.8                     Party C shall provide Party A with all information on Party C’s operations and financial conditions at Party A’s request;

2.1.9                     Without the prior written consent of Party A, Party C shall not merge, consolidate with, acquire or invest in any person;

2.1.10              Party C shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Party C’s assets, businesses or revenues;

2.1.11              To execute all necessary or appropriate documents, to take all necessary or appropriate actions, to file all necessary or appropriate complaints, and to make necessary or appropriate defenses against all claims to maintain the ownership by Party C over all its assets;

2.1.12             Without the prior written consent of Party A, Party C shall not in any manner distribute dividends to its shareholders, but upon Party A’s written request, Party C shall immediately distribute all distributable profits to its shareholders;

2.1.13             At the request of Party A, Party C shall appoint any persons designated by Party A as the directors, supervisors and senior management of Party C, and/or remove any incumbent director, supervisor and senior management of Party C, and perform all relevant resolutions and filing procedures; Party A has the right to demand replacement of the aforementioned personnel by Party B and Party C;

2.1.14             Without Party A’s prior written consent, Party C shall not engage in any business in competition with Party A or its affiliates;

2.1.15             Unless otherwise compulsorily required by the PRC law, Party C shall not be dissolved or liquated without prior written consent by Party A;

2.1.16             In the event that any shareholder of Party C or Party C fails to perform its tax obligations under the applicable laws, resulting in hindrance to the exercise of the Equity Interest Purchase Option by Party A, Party A is entitled to demand Party C or its shareholders to perform such tax obligations, or demand Party C or its shareholders to pay the amount thereof to Party A, and the latter shall make tax payment on the former’s behalf; and

2.1.17             Party B and Party C shall procure the subsidiaries of Party C to comply with the covenants applicable to Party C as prescribed in this Section 2.1 where applicable, as if such subsidiaries are subject to the relevant provisions as Party C.

2.2                               Covenants of Party B

Party B hereby covenants:

2.2.1                    Without the prior written consent of Party A, Party B shall not sell, transfer, mortgage or dispose of in other manner any legal or beneficial interest in the equity interest in Party C held by Party B, or permit the encumbrance thereon, except for the interest placed in accordance with this Agreement, Party B’s Equity Interest Pledge Agreement, and Party B’s Power of Attorney;

2.2.2                    Without the prior written consent of Party A, Party B shall procure the shareholders’ meeting and/or the director(s) (or the executive director(s)) of Party C not to approve any sale, transfer, mortgage or disposition in other manner of any legal or beneficial interest in the equity interest in Party C held by Party B, or allow the encumbrance thereon of any security interest, except for the interest placed in accordance with this Agreement, Party B’s Equity Interest Pledge Agreement, and Party B’s Power of Attorney;

2.2.3                    Without the prior written consent of Party A, Party B shall cause the shareholders’ meeting or the director(s) (or the executive director(s)) of Party C not to approve the merger or consolidation with any person, or the acquisition of or investment in any person;

2.2.4                    Party B shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity interest held by Party B;

2.2.5                    Party B shall cause the shareholders’ meeting or the director(s) (or the executive director(s)) of Party C to vote in favor of the transfer of the Optioned Interests as set forth in this Agreement and to take any and all other actions at the requested of Party A;

2.2.6                    Party B shall execute all necessary or appropriate documents, take all necessary or appropriate actions, file all necessary or appropriate complaints, and make necessary or appropriate defenses against all claims to maintain Party B’s ownership of its equity interest;

2.2.7                    Party B shall appoint any person(s) designated by Party A as the director(s) and senior management of Party C at the request of Party A;

2.2.8                    Party B gives consent to the signing by other shareholders of Party C with Party A and Party C of exclusive option agreement, equity interest pledge agreement and power of attorney similar to this Agreement, Party B’s Equity Interest Pledge Agreement, and Party B’s Power of Attorney, and undertakes not to take any action in conflict with such documents signed by other shareholders; with respect to the transfer of the equity interest of Party C by any of the other shareholders of Party C to Party A and/or the Designee(s) pursuant to the exclusive option agreement signed by such parties, Party B hereby waives all of its right of first refusal (if any);

2.2.9                    Party B shall promptly donate any profit, dividend, bonuses or proceeds of liquidation to Party A or any person(s) designated by Party A to the extent permitted under applicable PRC laws; and

2.2.10             Party B shall strictly abide by the provisions of this Agreement and other contracts jointly or separately signed by and among Party B, Party C and Party A, earnestly perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. To the extent that Party B has any remaining rights with respect to the equity interest subject to this Agreement hereunder, the Party B’s Equity Interest Pledge Agreement or the Party B’s Power of Attorney, Party B shall not exercise such rights except in accordance with the written instructions of Party A.

3.                                      Representations and Warranties

Party B and Party C hereby represent and warrant to Party A severally and not jointly, as of the date of this Agreement and each date of transfer, that:

3.1                               They have the power, capacity and authority to sign and deliver this Agreement and any equity interest transfer contracts to which they are parties concerning the Optioned Interests to be transferred thereunder (each, a “Transfer Contract”), and to perform their obligations under this Agreement and any Transfer Contracts. Party B and Party C agree to enter into Transfer Contracts substantially consistent with the terms of this Agreement upon Party A’s exercise of the Equity Interest Purchase Option. This Agreement and the Transfer Contracts to which they are parties, upon execution, constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

3.2                               Party B and Party C have obtained approvals and consents from government authorities and third parties (if required) for execution, delivery and performance of this Agreement;

3.3                               The execution and delivery of and the performance of obligations under this Agreement or any Transfer Contracts shall not: (i) violate any relevant PRC laws; (ii) conflict with Party C’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or instrument to which it is a party or by which it is otherwise bound; (iv) result in the violation of any conditions of the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, revoked or attached with additional conditions;

3.4                               Party B has a good and merchantable title to the equity interest held by Party B in Party C, except for that subject to Party B’s Equity Interest Pledge Agreement and Party B’s Power of Attorney, Party B has not placed any security interest on such equity interests;

3.5                               Party C is a limited liability company duly established and validly existing under the laws of the PRC. Party C has a good and merchantable title to all of its assets, and has not placed any security interest on the aforementioned assets;

3.6                               Party C does not have any outstanding debts, except for (i) debt incurred in the ordinary course of business; and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained;

3.7                               Party C has complied with the provisions of all PRC laws and regulations in material respects; and

3.8                               There are no significant pending or threatened litigation, arbitration or administrative proceedings relating to the equity interest of Party C, the assets of Party C or Party C.

4.                                      Effective Date and Term

4.1                               This Agreement shall become effective on the date on completion of the corresponding industrial and commercial changes in respect of the Capital Reduction Arrangements as stipulated in Section 1 of this Agreement. This Agreement shall be terminated when all equity interest held by Party B in Party C has been assigned to Party A and/or any other person(s) designated by Party A in accordance with this Agreement.

4.2                               Within the term of this Agreement, Party A may at its sole discretion decide to unconditionally terminate or cancel this Agreement by issuing a written notice to Party B in advance without assuming any liability. Unless otherwise provided for by any mandatory provision of the PRC laws, neither Party B nor Party C is entitled to terminate this Agreement unilaterally.

5.                                      Governing Law and Resolution of Disputes

5.1                               Governing Law

The execution, effectiveness, interpretation, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of the PRC.

5.2                               Methods of Resolution of Disputes

In the event of any dispute with respect to the interpretation and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the dispute cannot be resolved through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules and procedures in effect at that time. The arbitration shall be conducted in Beijing. The arbitral awards shall be final and binding on all Parties.

5.3                               Upon the occurrence of any disputes arising from the interpretation and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

6.                                      Taxes and Fees

Unless otherwise stipulated in this Agreement, Party A and Party C shall pay any and all transfer and registration tax, expenses and fees incurred thereby or levied thereon in accordance with the laws of China in connection with the preparation and signing of this Agreement and all Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and all Transfer Contracts.

7.                                      Notices

7.1                               All notices and other communications required or given pursuant to this Agreement shall be delivered by hand or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. Each notice shall also be served by E-mail. The dates on which notices are deemed effectively served shall be determined as follows:

7.1.1                     Notices served by hand, by courier service or by registered mail, postage prepaid, shall be deemed effectively served on the date of delivery or refusal at the address specified for notices;

7.1.2                     Notices given by facsimile transmission shall be deemed effectively served on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

7.2                               For the purpose of notice, the addresses of the Parties are as set forth as follows:

Party A:

[Beijing Dake Information Technology Co. Ltd.] (北京大氪信息科技有限公司)

Address:                                                                                                       [5th Floor, Block A1, Junhao Central Park Plaza, No. 10 Chaoyang Park South Road, Chaoyang District, Beijing] (北京市朝阳区朝阳公园南路10号骏豪中央公园广场A1座5层)

Contact person:                                                               Wang Jingyu

Telephone number:                                            15101150221

Party B:

1.                                [Tianjin Zhanggongzi Technology Partnership (L.P.)] (天津张公子科技合伙企业（有限合伙）)

Address:                                                                                                       [5th Floor, Block A1, Junhao Central Park Plaza, No. 10 Chaoyang Park South Road, Chaoyang District, Beijing] (北京市朝阳区朝阳公园南路10号骏豪中央公园广场A1座5层)

Contact person:                                                               Wang Jingyu

Telephone number:                                            15101150221

2.                                [Shenzhen Guohong No.2 Enterprise Management Partnership (L.P.)](深圳国宏贰号企业管理合伙企业（有限合伙）)

Address:                                                                                                       [10th Floor, Building 4, Phase I, Shangmeilin Excellence City, Futian District, Shenzhen] (深圳市福田区上梅林卓越城1期4栋10层)

Contact person:                                                               Xian Handi

Telephone number:                                            15507579439

3.                                [Ningbo Meishan Baoshui Gangqu Tianhong Lvyan Investment Management Partnership (L.P.)] (宁波梅山保税港区天弘绿珩投资管理合伙企业（有限合伙）)

Address:                                                                                                       Room 1202, Block B, Global Trade Center, No. 36 East 3rd Ring Road, Dongcheng District, Beijing (北京市东城区北三环东路36号环球贸易中心B座1202)

Contact person:                                                               Zhang Yusong

Telephone number:                                            13681539013

Party C:

[Beijing Duoke Information Technology Co. Ltd.](北京多氪信息科技有限公司)

Address:                                                                                                             [5th Floor, Block A1, Junhao Central Park Plaza, 10 South Chaoyang Park Road, Chaoyang District, Beijing] (北京市朝陽區朝陽公園南路10號駿豪中央公園廣場A1座5)

Contact person:                                                                     Wang Jingyu

Telephone number:                                                  15101150221

7.3                               Any Party may at any time change its address for receiving notices by a notice delivered to the other Parties in accordance with the terms in this Section.

8.                                      Confidentiality

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and it shall not disclose any confidential information to any third parties without obtaining the written consent of the other Party, except for the information that: (a) is or will be known to the members of public (other than through the receiving Party’s unauthorised disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, stock exchange rules, or orders of government authorities or courts; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party, and such Party shall be held liable for breach of this Agreement.

9.                                      Further Assurance

The Parties agree to promptly sign documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

10.                               Breach of Agreement

If Party B or Party C conducts any material breach of any term of this Agreement, Party A shall have right to terminate this Agreement and/or require Party B or Party C to indemnify all damages; this Section 10 shall not prejudice any other rights of Party A herein.

11.                               Miscellaneous

11.1                        Amendment, Change and Supplement

Any amendment, changes and supplement to this Agreement shall require the signing of a written agreement by all of the Parties.

11.2        Entire Agreement

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral or written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

11.3        Headings

The headings of this Agreement are for ease of reading only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

11.4        Counterparts

This Agreement is written in Chinese and is in [five] copies, each Party shall hold one copy thereof.

11.5        Severability

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. Through negotiations in good faith, the Parties shall strive to replace such invalid, illegal or unenforceable provisions with effective provisions that are to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

11.6        Assignment of Agreement

Without Party A’s prior written consent, Party B and Party C shall not assign their respective rights and obligations under this Agreement to any third party. Party B and Party C hereby agree that Party A may assign its rights and obligations under this Agreement to any third party and in case of such assignment, Party A shall only be required to give written notice to Party B and Party C without the need of obtaining the consent of Party B for such assignment. Party B hereby agrees and confirms that, in the event that Party B is dead or becomes person with limited capacity or no capacity, all the equity interest in Party C held by Party B shall automatically and unconditionally be transferred to Party A or the Designee(s) of Party A at the Equity Interest Purchase Price as agreed in Section 1.3. The Equity Interest Purchase Price payable to Party B shall be dealt with in accordance with the agreed provision of Section 1.3.

11.7        Successors

This Agreement shall be binding on and inure to the interest of the respective successors and the permitted assignees of the Parties.

11.8        Survival

11.8.1              Any obligations arising from or becoming due as a result of this Agreement before the expiration or premature termination of this Agreement shall survive such expiration or premature termination thereof.

11.8.2              The provisions under Sections 5, 8 and 10 and 11.8 herein of this Agreement shall survive the termination of this Agreement.

11.9        Waivers

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be made in writing and signed by the Parties. Any waiver by a Party to a breach by the other Parties in a specific situation shall not be construed as a waiver to any similar breach by the other Parties in other situations.

11.10      Miscellaneous

If the Parties are required to sign relevant documents relating to the purchase of Equity Interest under this Agreement in accordance with relevant laws and regulations, and the requirements of the stock exchanges or other relevant government departments in order to perform this Agreement (hereinafter collectively referred to as the “Documents Required by the Government”), the Parties shall cooperate to individually sign the Documents Required by the Government for the time being in accordance with relevant requirements. The Parties agree that the agreement in this Agreement shall be deemed to have supplemented and/or changed the Documents Required by the Government and shall have the same legal effect as the Documents Required by the Government. The Documents Required by the Government and this Agreement together constitute an entire agreement between the Parties on the subject matter of this Agreement; however, if there is any conflict between the Documents Required by the Government and this Agreement, the provisions of this Agreement shall prevail.

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IN WITNESS WHEREOF, the Parties have authorised their representatives to sign this Exclusive Option Agreement, which shall take immediate effect, as of the date first above written.

Party A:

[Beijing Dake Information Technology Co. Ltd.] (北京大氪信息科技有限公司) (stamp) [chopped: Beijing Dake Information Technology Co. Ltd. 1101052095304]

Signature:

Position:

IN WITNESS WHEREOF, the Parties have authorised their representatives to sign this Exclusive Option Agreement, which shall take immediate effect, as of the date first above written.

Party B:

[Tianjin Zhanggongzi Technology Partnership (L.P.)] (天津张公子科技合伙企业（有限合伙）) (stamp) [chopped: Tianjin Zhanggongzi Technology Partnership (L.P.)]

Signature:

Position:

IN WITNESS WHEREOF, the Parties have authorised their representatives to sign this Exclusive Option Agreement, which shall take immediate effect, as of the date first above written.

Party B:

[Shenzhen Guohong No.2 Enterprise Management Partnership (L.P.)] (深圳国宏贰号企业管理合伙企业（有限合伙）(stamp) [chopped: Shenzhen Guohong No.2 Enterprise Management Partnership (L.P.)  4403041157861]

Signature: [signed]

Position:

IN WITNESS WHEREOF, the Parties have authorised their representatives to sign this Exclusive Option Agreement, which shall take immediate effect, as of the date first above written.

Party B:

[Ningbo Meishan Baoshui Gangqu Tianhong Lvyan Investment Management Partnership (L.P.)] (宁波梅山保税港区天弘绿珩投资管理合伙企业（有限合伙）) (stamp) [chopped: Ningbo Meishan Baoshui Gangqu Tianhong Lvyan Investment Management Partnership (L.P.) 3302060231082)

Signature: [chopped: Sun Ningyu]

Position:

IN WITNESS WHEREOF, the Parties have authorised their representatives to sign this Exclusive Option Agreement, which shall take immediate effect, as of the date first above written.

Party C:

[Beijing Duoke Information Technology Co. Ltd.] (北京多氪信息科技有限公司) (stamp) [chopped: Beijing Duoke Information Technology Co. Ltd. 1101081481921]

Signature:

Position: